UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2011

Western Liberty Bancorp
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8363 W. Sunset Road, Suite 350 Las Vegas, Nevada	89113
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 966-7400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On February 14, 2011, Blake L. Sartini resigned from his position as a member of the board of directors of Western Liberty Bancorp, effective immediately. Mr. Sartini’s decision to resign did not involve any disagreement with Western Liberty Bancorp, Western Liberty Bancorp management, or Western Liberty Bancorp’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP

Date: February 18, 2011	By:	/s/ George A. Rosenbaum, Jr.

		Name:	George A. Rosenbaum, Jr.
		Title:	Chief Financial Officer

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